[THE AMERICAN FUNDS GROUP(R)]

EUROPACIFIC GROWTH FUND

[illustration of the globe]

1998 SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998

EUROPACIFIC GROWTH FUND(R)

Seeks long-term capital appreciation by investing in the securities of companies based outside the United States. About half the world's investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

EuroPacific is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

A LOOK AT THE FUND'S RESULTS
(as of September 30, 1998, at net asset value with all distributions reinvested)

Six months                                   -13.7%
12 months                                    -9.3
Lifetime (since April 16, 1984)              +638.2
Average annual compound return over lifetime +14.8


Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the returns, with all distributions reinvested, through September 30, 1998, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                                       Average Annual
                    Total Return       Compound Return

TEN YEARS           +203.81%           +11.75%
FIVE YEARS          +51.25             +8.63
ONE YEAR            -14.55             -

Sales charges are lower for accounts of $50,000 or more.

FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.


FELLOW SHAREHOLDERS:

Since we reported to you last, world stock markets have declined sharply, effectively ending a remarkable span of solid gains. Asia's stubborn difficulties and new turmoil in other regions left investors extremely skittish, making the past six-month period one of the most volatile in recent memory. The greatest losses for most markets, and for your fund, occurred in late summer.

In this environment, EuroPacific Growth Fund's results were disappointing. For the six months ended September 30, the value of your investment fell 13.7% if, like most shareholders, you reinvested the income dividend of 21 cents a share and the capital gain distribution of 48 cents that were paid in June.

That was in line with the 13.2% drop in the unmanaged Morgan Stanley Capital International (MSCI) EAFE(r) (Europe, Australasia, Far East) Index. The index measures 21 major markets outside the United States, but does not include Canada or Latin America, regions in which the fund also invests.

EuroPacific's six-month decline more than erased gains made during the previous six months, leaving the fund with a 12-month decline of 9.3%. While we realize how discouraging these figures must be, particularly for our newer shareholders, we would point out that over longer, more meaningful periods, EuroPacific has generated very attractive returns: Over its 14-year lifetime, the fund has risen 638.2% (or 14.8% annualized), and for the past 10 years it is up 222.3% (or 12.4% annualized). These gains are well ahead of EAFE's 490.8% and 69.3% returns for the respective periods.

Your fund also weathered the market turbulence better than many comparable funds. It placed first among the 13 funds in existence over its lifetime, according to Lipper Analytical Services, and finished well over other periods. For the 10 years ended September 30, it ranked third out of 36 comparable funds; for the five years, it ranked 21st of 142 funds; and for the 12 months, it placed 214th of 489 funds. (Lipper rankings are based on total return and do not reflect the effect of sales charges.)

SHARP CORRECTIONS

During this six-month period, the aftershocks of Asia's financial difficulties spread and intensified. Japan's attempts to stimulate an economic recovery were frustrated by the virtual collapse of its banking system. (Shortly after the close of the period, the Japanese government announced a sizable rescue package for its ailing banks.) Hong Kong, which earlier had been an oasis of relative calm, became another casualty of the region's troubles; its monetary authority was forced to take steps to ward off assaults on its currency by various financial speculators, including hedge funds. With most Asian economies mired in recession, both local businesses and global firms with significant interests in the region have seen their profit margins squeezed and the prospect of lower earnings ahead.

Russia was the next domino to fall; its already-ravaged economy was dealt another blow by a currency crisis that culminated in the default of its domestic debt. Shortly thereafter, investor concern turned toward Latin America. Most of the economies there have been on fairly strong footing; nonetheless, a severe round of selling forced the Brazilian government to take steps to defend its currency, the real.

With little likelihood of a quick fix to this tangle of difficulties, investor pessimism prevailed. The shock to equity prices was widespread: Of the world's major stock markets, only two, Finland and Belgium, showed gains for the six months. Most markets posted double-digit declines, whether measured in U.S. dollars or local currencies. They included Australia (-14%), Canada (-29%), Hong Kong (-26%), Japan (-19%), Mexico (-36%), Sweden (-17%) and the United Kingdom (-13%), to name just a few. A number of markets, such as Germany (-1%) and France (-7%), fared less poorly. The U.S. market, meanwhile, fell 6%. (Market returns are based on MSCI country indexes and expressed in U.S. dollar terms, with dividends reinvested.)

A LOOK AT THE PORTFOLIO

In this environment, relatively few of our holdings did well. Of 272 companies held over the entire six-month period, only 46 gained in price. Declines were broad-based, although financial services firms, particularly those with considerable exposure to developing markets, were hit especially hard. Among our positions in this sector were Westpac (-18%), ING (-21%) and the Bank of Nova Scotia (-40%). Other sizable holdings that fell included car manufacturer BMW (-42%); Astra (-17%), a pharmaceutical concern; and mobile phone giant Ericsson (-21%). In many cases, prices dropped to levels we found quite attractive, and we took the opportunity to add selectively to our holdings.

That said, a number of our larger investments appreciated in price. Telecommunications-related issues in general continued to do well. These included Mannesmann, our largest holding, which rose 25%. Other notable gainers included Nokia (+47%), the mobile telephone maker, as well as service providers Orange (+51%), Deutsche Telekom (+43%) and France Telecom (+12%). An exception was Telefonica, EuroPacific's fifth-largest holding. It suffered from a large exposure in Latin America, declining 17%.

WHERE THE FUND'S ASSETS ARE INVESTED
(percent invested by country)
EuroPacific invests primarily in the stocks of companies based in Europe and the Pacific Basin.

                                     EAFE
                   EuroPacific       Index*
                   Growth Fund
                   (3/31/98)         (9/30/98)      (9/30/98)

Europe
United Kingdom     14.8%             14.7%          23.0%
Germany            4.9               7.8            11.1
France             6.2               6.3            9.5
Sweden             5.4               4.8            2.9
Netherlands        4.7               4.4            5.6
Switzerland        4.3               4.2            7.6
Italy              2.8               2.6            4.8
Finland            1.7               2.5            1.1
Spain              2.7               1.8            3.2
Norway             2.0               1.3            .5
Denmark            .7                1.1            1.0
Other Europe       .8                0.7            3.5
                   51.0              52.2           73.8
Pacific Basin
Asia
Japan              12.6              12.4           20.4
Australia          5.6               5.9            2.7
Hong Kong          3.8               2.3            2.0
Philippines        1.1               .8             -
Other Asia         2.0               .6             1.1
The Americas
Canada             5.1               4.0            -
Mexico             2.6               2.1            -
Other Americas     .5                .6             -
Other
Argentina          1.3               1.3            -
Brazil             1.9               .9             -
South Africa       .7                .8             -
India              .6                .6             -
Other Countries    1.8               1.9            -
                   6.3               5.5            -

Cash &             9.4               13.6           -
Equivalents
TOTAL              100.0%            100.0%         100.0%

*Weighted by market capitalization


[Begin Pull Quote]
Just as we temper our enthusiasm about unusually strong short-term gains, so, too, do we take a measured view of sudden broad declines.
[End Pull Quote]

EuroPacific's geographic concentrations were little changed from six months ago, although market action decreased our exposure to some countries and increased it to others. As the table on page 3 shows, Europe-based companies once again dominated the portfolio. We are finding attractive valuations throughout Europe and are encouraged by the upcoming monetary union, which should present interesting business opportunities going forward. Elsewhere, Pacific Basin countries accounted for slightly under one-third of net assets. Japan, at 12.4% of net assets, is the fund's second-largest country concentration. With about 14% of net assets in cash and equivalents, we maintained a relatively conservative stance during the period; at the same time, our generous cash position leaves us with ample buying reserves.

LOOKING AHEAD

We have mentioned in recent reports our long-standing concerns about the high level of world stock valuations. In a major downturn such as the one we have seen, many speculative excesses may be washed away, a healthy thing for the market long term. Unfortunately, a receding tide often takes all boats for a while, and stocks that are fairly priced tend to fall along with those that have been bid up to unrealistic levels. Moreover, in a decline this severe, recovering lost ground can take time.

It is never pleasant to see the value of an investment decline, but we would emphasize that, just as we temper our enthusiasm about unusually strong short-term gains, so, too, do we take a measured view of sudden broad declines. Our long-term perspective allows us to make carefully reasoned judgments about events that may influence a company's underlying value and future earning power. We evaluate those events constantly and ultimately act on our convictions about what is most appropriate for shareholders.

Finally, we wish to note that Thierry Vandeventer has stepped down as EuroPacific's president, a position he has held since 1990. He will continue to serve the fund as vice chairman and as one of six portfolio counselors. The board of trustees wishes to thank Thierry for his commendable and tireless efforts as president. EuroPacific's new president is Mark Denning, who will retain his portfolio counselor role. He is based in London.

We look forward to reporting to you again in six months.

Cordially,
/s/Walter P. Stern              /s/Mark E. Denning
Walter P. Stern                 Mark E. Denning
Chairman of the Board           President

November 13, 1998


EuroPacific Growth Fund
Investment Portfolio, September 30, 1998


[PIE CHART]

Industry Diversification
Percent of Net Assets
17.11% Telecommunications
6.88%  Banking
6.15%  Health & Personal Care
5.34%  Business & Public Services
5.25%  Broadcasting & Publishing
45.46% Other Industries
13.81%  Bonds, Cash and Equivalents
[end pie chart]



Largest                                                                  Percent
Individual                                                                of Net
Holdings                                                                  Assets

Mannesmann                                                                   3.10
Novartis                                                                     1.97
Astra                                                                        1.89
Nokia                                                                        1.66
Telefonica                                                                   1.63
Deutsche Telekom                                                             1.54
News Corp.                                                                   1.46
Bayerische Motoren Werke                                                     1.37
ING Groep                                                                    1.28
Telecom Italia Mobile                                                        1.27










EQUITY SECURITIES
(common and preferred stocks and convertible debentures)
                                                                       Shares or   Market Percent
                                                                       Principal    Value  of Net
                                                                          Amount (Millions Assets
Telecommunications- 3088.97%
Mannesmann AG (Germany)                                                 6,107,500  559.549  559.55
Telefonica, SA (formerly Telefonica de Espana, SA) (Spain)              7,589,981  277.069
Telefonica, SA (ADR)                                                      162,090   17.496  294.57
Deutsche Telekom AG (Germany)                                           8,943,300  277.939  277.94
Telecom Italia Mobile SpA (Italy)                                      27,905,000  162.743
Telecom Italia Mobile SpA, savings shares                              20,705,000   66.352  229.10
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                   4,597,000  203.417
Telefonos de Mexico, SA de CV, Class L                                  9,612,500   21.564  224.98
France Telecom, SA (France)                                             2,619,444  154.951  154.95
Tele Danmark AS (Denmark)                                                 997,200   99.107
Tele Danmark AS, Class B (ADR)                                          1,012,100   48.707  147.81
Orange PLC (United Kingdom)(1)                                         15,274,500  146.539  146.54
Koninklijke PTT Nederland NV (Netherlands)                              3,741,984  115.591  115.59
Telefonica de Argentina SA, Class B (ADR) (Argentina)                   3,610,050  106.271  106.27
Compania de Telecomunicaciones de Chile SA (ADR)(Chile)                 4,197,973   80.286   80.30
COLT Telecom Group PLC (United Kingdom) (1)                             9,272,800   79.041   79.04
Telecom Italia SpA, nonconvertible savings shares (Italy)              16,565,100   77.325   77.33
British Telecommunications PLC (United Kingdom)                         5,422,000   72.087   72.09
Telecom Corp. of New Zealand Ltd. (New Zealand)                        13,889,200   53.105
Telecom Corp. of New Zealand Ltd. (2)                                   4,107,000   15.703
Telecom Corp. of New Zealand Ltd. (ADR)                                    63,600    1.916   70.72
Telecom Argentina SA, Class B (ADR) (Argentina)                         2,088,900   62.014   62.01
Philippine Long Distance Telephone Co. (ADR) (Philippines)              1,624,094   32.888
Philippine Long Distance Telephone Co., convertible preferred shares,
 Series III (GDR)                                                         400,000   15.600
Philippine Long Distance Telephone Co.                                    533,120   11.275   59.76
Nippon Telegraph and Telephone Corp. (Japan)                                7,300   53.201   53.20
Hong Kong Telecommunications Ltd. (Hong Kong)                          20,575,044   40.494   40.49
Mahanagar Telephone Nigam Ltd. (India)                                  6,850,000   32.731
Mahanagar Telephone Nigam Ltd. (GDR) (2)                                  570,600    6.776   39.51
Telefonica del Peru SA, Class B (ADR) (Peru)                            2,408,900   29.509   29.51
DDI Corp. (Japan)                                                          12,400   27.610   27.61
Videsh Sanchar Nigam Ltd. (GDR) (India)(2)                              1,711,309   18.782
Videsh Sanchar Nigam Ltd.                                                 450,000    8.787   27.57
Magyar Tavkozlesi Rt.(ADR) (Hungary)                                    1,240,500   26.903   26.90
Vodafone Group PLC (ADR) (United Kingdom)                                 105,000   11.839
Vodafone Group PLC                                                        672,583    7.800   19.64
SK Telecom Co., Ltd. (South Korea)                                         41,371   19.568   19.57
Telecomunicacoes Brasileiras SA (Brazil)(1)                               270,000   19.018   19.02
Millicom International Cellular SA (Luxembourg)(1)                        440,000   10.835   10.84
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. (ADR)
 (Indonesia)                                                              892,700    4.742
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.            7,290,500    3.972    8.71
Telstra Corp. Ltd. (Australia)                                          2,800,000    7.846    7.85



Banking- 1242.28%
Bank of Nova Scotia (Canada)                                           12,098,200  198.266  198.27
Westpac Banking Corp. (Australia)                                      24,746,110  136.221  136.22
Royal Bank of Canada (Canada)                                           2,502,700  101.552  101.55
Australia and New Zealand Banking Group Ltd. (Australia)               16,868,939   90.169   90.17
ForeningsSparbanken AB, Class A (Sweden)                                3,400,000   78.048   78.05
ABN AMRO Holding NV (Netherlands)                                       4,328,000   73.737   73.74
Bank of Scotland (United Kingdom)                                       7,385,000   70.411   70.41
HSBC Holdings PLC (United Kingdom)                                      3,508,374   64.295   64.30
Sakura Bank, Ltd. (Japan)                                              32,369,000   47.417
Sakura Finance (Bermuda) Trust, convertible preference share units   1,614,000,00    4.610   52.03
Fuji Bank, Ltd. (Japan)                                                10,018,000   20.178
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred securities,
 perpetual (2)                                                       $41,000,000    18.185   38.36
Commonwealth Bank of Australia (Australia)                              2,984,361   35.328   35.33
Asahi Bank, Ltd. (Japan)                                               12,594,000   35.053   35.05
Tokai Bank, Ltd. (Japan)                                                9,662,000   34.323   34.32
Unidanmark A/S, Class A (Denmark)                                         444,100   32.176   32.18
Bangkok Bank PCL (Thailand) (1)                                        32,400,000   30.798   30.80
Allied Irish Banks, PLC (Ireland)                                       1,748,771   25.775   25.78
Christiania Bank (Norway)                                               7,898,500   24.888   24.89
Lloyds TSB Group PLC (United Kingdom)                                   2,034,000   22.587   22.59
STB Cayman Capital Ltd. 0.50% convertible debentures 2007 (Japan)    Y5,925,000,0   20.831   20.83
Royal Bank of Scotland Group PLC (United Kingdom)                       1,300,000   14.949   14.95
MBL International Finance 3.00% convertible debentures 2002 (Bermuda)$15,000,000    12.806   12.81
Banco Itau SA, preferred nominative (Brazil)                           26,766,100   12.645   12.65
Mitsui Trust and Banking Co., Ltd. (Japan)                              8,525,000    7.555
MTI Capital (Cayman) Ltd. 0.50% convertible debentures 2007          Y1,400,000,0    3.538   11.09
Unibanco-Uniao de Bancos Brasileiros SA (GDR) (Brazil)                    800,000   10.800   10.80
Toyo Trust and Banking Co., Ltd. (Japan)                                2,800,000    6.132    6.13
Bank of Montreal (Canada)                                                 120,000    4.326    4.33
Grupo Financiero Banamex Accival, SA de CV, Class L (Mexico)(1)         1,828,177    1.773    1.77
Kookmin Bank (GDR) (South Korea) (2)                                      508,615    1.200    1.20
Shinhan Bank (South Korea)(1)                                             477,196    1.110    1.11
Hanil Bank (South Korea)(1)                                             1,564,760     .569     .57



Health & Personal Care- 1110.72%
Novartis AG (Switzerland)                                                 221,066  355.391  355.39
Astra AB, Class A (Sweden)                                             17,214,400  294.177
Astra AB, Class B                                                       2,832,267   46.595  340.77
Zeneca Group PLC (United Kingdom)                                       5,693,900  201.099  201.10
Glaxo Wellcome PLC (United Kingdom)                                     2,185,000   63.443
Glaxo Wellcome PLC (ADR)                                                1,000,000   57.125  120.57
SmithKline Beecham PLC (ADR) (United Kingdom)                           1,000,000   54.750   54.75
Synthelabo (France)                                                       128,000   23.595   23.60
Shiseido Co., Ltd. (Japan)                                              1,647,000   14.536   14.54



Business & Public Services- 964.39%
Rentokil Initial PLC (formerly Rentokil Group PLC) (United Kingdom)    34,522,600  211.250  211.25
Reuters Group PLC (United Kingdom)                                     16,128,266  135.286
Reuters Group PLC (ADR)                                                   134,333    6.683  141.97
Vivendi SA (France)                                                       482,170   96.021   96.02
TNT Post Groep NV (Netherlands)                                         3,696,900   94.184   94.18
Brambles Industries Ltd. (Australia)                                    4,005,000   86.486   86.49
United Utilities PLC (United Kingdom)                                   4,228,414   68.280   68.28
Hyder PLC (United Kingdom)                                              3,850,000   60.895   60.90
Thames Water PLC (United Kingdom)                                       2,786,597   55.455   55.46
Suez Lyonnaise des Eaux (France)                                          320,000   54.475   54.48
Securitas AB, Class B (Sweden)                                            777,000   39.834   39.83
Ratin A/S, Class B (Denmark)                                              140,000   24.366   24.36
Dimension Data Holdings Ltd. (South Africa)(1)                          5,231,200   21.242   21.24
Merkantildata ASA (Norway)                                              1,300,000    9.933    9.93



Broadcasting & Publishing- 948.33%
News Corp. Ltd. (ADR) (Australia)                                       3,958,200  101.429
News Corp. Ltd., preferred shares                                      14,201,417   79.135
News Corp. Ltd.                                                         8,727,899   56.292
News Corp. Ltd., preferred shares (ADR)                                 1,181,600   26.438  263.29
CANAL+ (France)                                                           680,015  165.150  165.15
Mediaset SpA (Italy) (2)                                                9,174,544   62.019
Mediaset SpA                                                            8,093,000   54.708  116.73
SOFTBANK CORP. (Japan)                                                  1,649,400   67.653   67.65
Societa Elettrica Sopracenerina SA, Class A (Switzerland)(1)              270,000   45.392   45.39
Pearson PLC (United Kingdom)                                            2,460,000   45.133   45.13
Publishing & Broadcasting Ltd. (Australia)                             10,974,237   38.760   38.76
Thomson Corp. (Canada)                                                  1,660,000   38.358   38.36
Daily Mail and General Trust PLC, Class A (United Kingdom)                969,000   35.293   35.29
Grupo Televisa, SA, ordinary participation certificates (ADR)
(Mexico)(1)                                                             1,791,800   34.604   34.60
Television Broadcasts Ltd. (Hong Kong)                                 10,677,000   27.283   27.28
Pathe (France)                                                            100,000   18.737   18.74
Nippon Television Network Corp. (Japan)                                    57,000   15.948   15.95
Modern Times Group MTG AB, Class B (ADR) (Sweden)(1)                      211,822   12.021
Modern Times Group MTG AB, Class A (1)                                    302,260    3.450   15.47
United News & Media PLC 6.125% convertible debentures 2003
(United Kingdom)                                                     GBP7,400,000   12.463   12.46
Independent Newspapers, PLC (Ireland)                                   2,249,202    8.066    8.08



Electrical & Electronics- 802.22%
Nokia Corp., Class K (Finland)                                          1,937,200  153.764
Nokia Corp., Class A                                                    1,004,600   79.838
Nokia Corp., Class A (ADR)                                                850,000   66.672  300.27
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                       7,740,100  146.090
Telefonaktiebolaget LM Ericsson, Class B (ADR)                          3,580,000   65.783  211.87
Siemens AG (Germany)                                                    3,318,000  183.384  183.38
Matsushita Communication Industrial Co., Ltd. (Japan)                   1,600,000   57.423   57.42
Premier Farnell PLC (United Kingdom)                                   13,567,800   34.557   34.56
Northern Telecom Ltd. (Canada)                                            460,000   14.720   14.72



Automobiles- 682.96%
Bayerische Motoren Werke AG (Germany)                                     354,480  226.917
Bayerische Motoren Werke AG, preferred shares                              56,726   21.191  248.11
Suzuki Motor Corp. (Japan)                                             14,200,000  142.905  142.91
Peugeot SA (France)                                                       500,000   85.296   85.30
Volvo AB, Class B (Sweden)                                              2,500,000   61.214   61.21
Honda Motor Co., Ltd. (Japan)                                           1,000,000   30.396   30.40
Mitsubishi Motors Corp. (Japan)                                        17,000,000   28.016   28.02
Mazda Motor Corp. (Japan) (1)                                           6,505,000   23.584   23.58
Toyota Motor Corp. (Japan)                                              1,000,000   22.340   22.34
Porsche AG, preferred shares (Germany)                                     10,000   17.365   17.37
Daimler-Benz AG 4.125% convertible debentures 2003 (Germany) (2)     DM13,522,000   12.591   12.59
Nissan Motor Co., Ltd. (Japan)                                          4,000,000   11.133   11.13



Energy Sources- 645.79%
Royal Dutch Petroleum Co. (Netherlands)                                 1,600,000   79.401
Royal Dutch Petroleum Co. (New York Registered Shares)                    280,000   13.335
"Shell" Transport and Trading Co., PLC (New York Registered Shares)
 (United  Kingdom)                                                        675,000   24.595  117.33
Elf Aquitaine (France)                                                    850,000  104.809  104.81
TOTAL, Class B (ADR) (France)                                           1,033,547   64.920
TOTAL, Class B                                                            185,693   23.394   88.31
Broken Hill Proprietary Co. Ltd. (Australia)                           11,882,269   85.089   85.09
Sasol Ltd. (South Africa)                                              13,213,700   60.404   60.41
Imperial Oil Ltd. (Canada)                                              3,450,000   52.613   52.61
YPF SA, Class D (ADR) (Argentina)                                       1,817,000   47.242   47.24
Norsk Hydro AS (Norway)                                                   650,000   23.690
Norsk Hydro AS (ADR)                                                      500,000   18.000   41.69
ENI SpA (Italy)                                                         3,500,000   21.481
ENI SpA (ADR)                                                             250,000   15.313   36.79
Woodside Petroleum Ltd. (Australia)                                     2,200,000   11.503   11.51



Electronic Components- 591.61%
Rohm Co., Ltd. (Japan)                                                  2,235,000  212.810  212.81
Murata Manufacturing Co., Ltd. (Japan)                                  5,781,000  195.198  195.20
Hoya Corp. (Japan)                                                      2,294,000   82.331   82.33
Hirose Electric Co., Ltd. (Japan)                                       1,460,000   74.962   74.95
Siliconware Precision Industries Co., Ltd. (Taiwan) (1)                12,294,400   17.902   17.90
Delta Electronics, Inc. 0.50% convertible debentures 2004 (Taiwan) (2)$7,250,000     7.033    7.03
LG Semicon Co., Ltd. (South Korea) (1)                                    200,000    1.392    1.39



Multi-Industry- 588.41%
Siebe PLC (United Kingdom)                                             49,200,000  158.729  158.73
Orkla AS, Class A (Norway)                                              7,896,000  107.850
Orkla AS, Class B                                                       2,000,000   23.801  131.65
Lend Lease Corp. Ltd. (Australia)                                       3,456,553   73.766   73.77
Swire Pacific Ltd., Class A (Hong Kong)                                21,605,000   68.034   68.03
Hutchison Whampoa Ltd. (Hong Kong)                                      7,735,000   40.729   40.73
Cie. Financiere Richemont AG, units, Class A (Switzerland)                 29,500   37.829   37.83
TI Group PLC (United Kingdom)                                           3,983,500   24.080   24.08
Gambro AB, Class A (formerly Incentive AB) (Sweden)                       771,500    7.330
Gambro AB, Class B                                                        750,000    7.078   14.41
Jardine Strategic Holdings Ltd. (Singapore - Incorporated In Bermuda)  11,106,844   12.218
Jardine Strategic Holdings Ltd. (ADR)                                     300,000     .660   12.88
Lagardere Groupe SCA (France)                                             450,000   12.840   12.84
Ayala Corp. (Philippines)                                              62,388,750    7.099    7.10
Groupe Bruxelles Lambert SA, warrants, expire 1998 (Belgium) (1)          126,900    4.274    4.27
PT Astra International (Indonesia)(1)                                  54,000,000    1.910    1.91
Brierley Investments Ltd. (New Zealand)                                 1,000,000     .180     .18



Merchandising- 548.45%
Dixons Group PLC (United Kingdom)                                      15,150,000  155.120  155.12
Kingfisher PLC (United Kingdom)                                         6,842,600   63.438   63.44
Carrefour SA (France)                                                      98,000   62.098   62.10
Cifra, SA de CV, Class V (Mexico)(1)                                   36,408,570   46.224
Cifra, SA de CV, Class C (1)                                            8,402,600   10.289   56.51
Tesco PLC (United Kingdom)                                             17,744,600   50.318   50.32
Koninklijke Ahold NV (Netherlands)                                      1,076,010   32.153
Koninklijke Ahold NV 3.00% convertible debentures 2003               $18,900,000    10.348   42.50
H & M Hennes & Mauritz AB, Class B (Sweden)                               500,000   36.346   36.35
Safeway PLC (United Kingdom)                                            7,615,000   35.655   35.66
Coles Myer Ltd. (Australia)                                             5,311,047   22.668   22.67
Ito-Yokado Co., Ltd. (Japan)                                              280,000   13.331   13.33
Woolworths Ltd. (Australia)                                             2,422,159    8.357    8.36
AJL PEPS Trust (Japan) (1)                                                465,000    2.093    2.09



Insurance- 496.21%
ING Groep NV (Netherlands)                                              5,134,681  231.375  231.38
Royal & Sun Alliance Insurance Group PLC (United Kingdom)               7,753,283   67.142   67.14
PartnerRe Holdings Ltd. (Singapore - Incorporated in Bermuda)           1,621,900   64.977   64.98
Union des Assurances Federales (France)                                   493,960   57.294   57.29
Corporacion Mapfre, CIR, SA (Spain)                                     1,511,568   30.093   30.09
Guardian Royal Exchange PLC (United Kingdom)                            5,991,142   25.992   25.99
Swiss Life-Glaxo Wellcome 2.00% convertible debentures 2003
(Switzerland) (2)                                                    $10,000,000    10.388
Swiss Life-Mannesmann 1.50% convertible debentures 2003 (2)           $8,000,000     8.950   19.34



Beverages & Tobacco- 416.80%
Foster's Brewing Group Ltd. (Australia)                                53,200,000  116.056  116.06
Coca-Cola Amatil Ltd. (Australia)                                      11,472,023   30.256
Coca-Cola Beverages PLC (United Kingdom)(1)                            18,705,484   43.638     .41
Asahi Breweries, Ltd. (Japan)                                           4,460,000   52.920
Asahi Breweries, Ltd. 1.00% convertible debentures 2003              Y924,000,000   10.016
Asahi Breweries, Ltd. 0.90% convertible debentures 2001              Y520,000,000    5.332
Asahi Breweries, Ltd. 0.95% convertible debentures 2002              Y410,000,000    4.264   72.53
Panamerican Beverages, Inc., Class A (Mexico)                           3,322,800   59.187   59.19
South African Breweries Ltd. (South Africa)                             3,851,134   57.876   57.88
San Miguel Corp., Class B (Philippines)                                29,880,120   38.810   38.81
Swedish Match AB (Sweden)                                              11,076,924   34.468   34.47
Seagram Co. Ltd. (Canada)                                               1,200,000   34.425   34.43
Cia. Cervejaria Brahma, preferred nominative (Brazil)                   4,930,200    1.934    1.93
LVMH Moet Hennessy Louis Vuitton (France)                                   7,937    1.084    1.08
I.T.C. Ltd. (India)                                                           372     .006     .01



Food & Household Products- 376.06%
Nestle SA (Switzerland)                                                   104,415  208.331  208.33
Reckitt & Colman PLC (United Kingdom)                                   4,979,581   73.604   73.60
Cadbury Schweppes PLC (United Kingdom)                                  4,000,000   51.755   51.76
Groupe Danone (France)                                                    161,185   42.367   42.37



Recreation & Other Consumer Products- 305.81%
Nintendo Co., Ltd. (Japan)                                              1,687,000  158.654  158.65
Fuji Photo Film Co., Ltd. (Japan)                                       1,280,000   44.064   44.06
EMI Group PLC (United Kingdom)                                          6,565,067   40.437   40.44
Bajaj Auto Ltd. (India)                                                 2,047,500   31.161
Bajaj Auto Ltd. (GDR)                                                      75,000    1.369   32.53
Sony Music Entertainment (Japan) Inc. (Japan)                             494,700   16.233   16.23
Square Co., Ltd. (Japan)                                                  730,000   13.902   13.90



Appliances & Household Durables- 257.97%
Sony Corp. (Japan)                                                      1,975,500  137.314  137.31
Philips Electronics NV (Netherlands)                                    1,190,000   64.108   64.11
Samsung Electronics Co., Ltd. (South Korea)                             1,967,263   53.839
Samsung Electronics Co., Ltd., preferred shares (GDR)(2)                  193,026    2.707   56.55



Utilities: Electric & Gas- 235.78%
National Power PLC (United Kingdom)                                     7,135,400   64.941   64.94
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative (ADR)
(Brazil)                                                                1,386,740   30.162
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative         801,324,596   17.441
Cia. Energetica de Minas Gerais - CEMIG, ordinary nominative          311,044,152    4.461
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative (ADR)(2)     26,066     .567   52.63
Centrais Eletricas Brasileiras SA - ELETROBRAS, Class B, preferred nominative
 (ADR) (Brazil)                                                         2,900,500   30.455
Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary nominative (ADR) 869,400    8.477   38.93
Scottish Power PLC (United Kingdom)                                     3,646,200   35.290   35.29
Manila Electric Co., Class B (Philippines)                              9,540,381   18.313   18.31
Cia. Paranaense de Energia - COPEL, Class B, preferred nominative
(ADR)                                                             Br1,350,000,000    8.883
Cia. Paranaense de Energia - COPEL, Class B, preferred nominative (ADR)   668,000    4.259   13.14
Hongkong Electric Holdings Ltd. (Hong Kong)                             1,681,000    5.782    5.78
LIGHT-Servicos de Eletricidade SA (Brazil)                             30,800,000    3.846    3.85
CESP - Cia. Energetica de Sao Paulo, preferred nominative (ADR) (Brazil)  455,084    1.763
CESP - Cia. Energetica de Sao Paulo, preferred nominative (ADR) (2)       297,000    1.151    2.91


Real Estate- 220.46%
Cheung Kong (Holdings) Ltd. (Hong Kong)                                28,399,000  131.577  131.58
Sun Hung Kai Properties Ltd. (Hong Kong)                                8,150,000   28.872   28.87
Security Capital Global Realty (Luxembourg)(1),(2),(3)                  1,125,000   22.500   22.51
Ayala Land, Inc. (Philippines)                                        102,554,123   15.088   15.09
Mitsui Fudosan Co., Ltd. (Japan)                                        2,230,000   11.417   11.42
Mitsubishi Estate Co., Ltd. (Japan)                                     1,680,000   10.988   10.99



Chemicals- 219.97%
BOC Group PLC (United Kingdom)                                          7,580,000   93.957   93.96
Bayer AG (Germany)                                                      2,240,000   84.637   84.64
L'Air Liquide (France)                                                    261,095   41.373   41.37



Financial Services - 206.05%
Newcourt Credit Group Inc. (Canada)                                     4,613,900  119.469  119.47
Nichiei Co., Ltd. (Japan)                                               1,067,900   72.039   72.04
ORIX Corp. (Japan)                                                        210,000   14.535   14.54



Forest Products & Paper- 182.20%
UPM-Kymmene Corp. (Finland)                                             3,280,800   75.187   75.19
Buhrmann NV (formerly Koninklijke KNP BT) (Netherlands)                 2,744,000   51.120   51.12
AssiDoman AB (Sweden)                                                     828,000   15.945   15.95
Stora Kopparbergs Bergslags AB, Class B (Sweden)                        1,650,000   15.677   15.68
Abitibi-Consolidated Inc. (Canada)                                      1,700,000   14.933   14.93
MAYR-MELNHOF Karton AG (Austria)                                          207,000    9.327    9.33



Building Materials & Components- 160.21%
Holderbank Financiere Glaris Ltd. (Switzerland)                            73,938   76.065   76.07
Cemex, SA de CV, ordinary participation certificates (Mexico)          18,063,379   39.726
Cemex, SA de CV, Class B                                                2,210,625    5.511
Cemex, SA de CV, Class A, ordinary participation certificates           1,793,075    3.943   49.18
BPB PLC (United Kingdom)                                                5,500,000   22.320   22.33
Caradon PLC (United Kingdom)                                            6,000,000   12.633   12.63



Industrial Components- 143.74%
Minebea Co., Ltd. (Japan)                                               4,967,000   40.419   40.42
Cie. Generale des Etablissements Michelin, Class B (France)             1,009,444   39.629   39.63
Bridgestone Corp. (Japan)                                               1,724,000   34.725   34.73
Morgan Crucible Co. PLC (United Kingdom)                                3,475,836   16.998   17.01
NSK Ltd. (Japan)                                                        3,470,000   11.945   11.95



Metals: Nonferrous- 124.26%
Pechiney, Class A (France)                                              1,878,675   64.969   64.97
WMC Ltd. (Australia)                                                    9,753,391   29.354   29.35
Alcan Aluminium Ltd. (Canada)                                             400,000    9.375    9.38
Cominco Ltd. (Canada)                                                     805,000    8.905    8.91
Teck Corp., Class B (Canada)                                              900,000    8.053    8.06
Inco Ltd. (Canada)                                                        350,000    3.588    3.59



Aerospace & Military Technology- 91.04%
Bombardier Inc., Class B (Canada)                                       8,266,700   91.039   91.04



Machinery & Engineering- 77.38%
Valmet OY (Finland)                                                     3,400,000   39.796   39.80
Kawasaki Heavy Industries, Ltd. (Japan)                                 6,800,000   13.697   13.70
Komori Corp. (Japan)                                                      683,000   12.131   12.13
Kvaerner AS, Class A (Norway)                                             924,800   11.756   11.75



Electronic Instruments- 76.47%
ADVANTEST CORP. (Japan)                                                 1,470,200   62.456   62.45
Tokyo Electron Ltd. (Japan)                                               575,000   14.024   14.02



Data Processing & Reproduction- 73.00%
Fujitsu Ltd. (Japan)                                                    8,446,000   72.997   73.00



Transportation: Shipping- 63.11%
Bergesen d.y. AS, Class B (Norway)                                      1,130,000   14.976
Bergesen d.y. AS, Class A                                                 542,800    7.708   22.68
Nippon Yusen KK (Japan)                                                 7,000,000   20.560   20.56
Stolt-Nielsen SA (Incorporated in Luxembourg)                             837,000    9.939
Stolt-Nielsen SA, Class B (ADR)                                           845,000    9.929   19.87



Transportation: Airlines- 54.83%
Qantas Airways Ltd. (Australia)                                        18,254,686   28.460   28.46
Cathay Pacific Airways Ltd. (Hong Kong)                                28,000,000   26.379   26.37



Textiles & Apparel- 41.42%
Gucci Group NV (New York Registered Shares) (Netherlands)                 750,000   27.094   27.09
Adidas-Salomon AG (Germany)                                               125,000   14.334   14.33



Leisure & Tourism- 25.05%
Granada Group PLC (United Kingdom)                                      1,631,313   20.498   20.50
Mandarin Oriental International Ltd. (Singapore)                        9,670,312    4.545    4.55



Metals: Steel- 23.96%
Kawasaki Steel Corp. (Japan)                                           20,446,500   23.961   23.96



Wholesale & International Trade- 12.35%
Mitsui & Co., Ltd. (Japan)                                              3,000,000   12.349   12.35



Transportation: Rail & Road- 1.92%
Guangshen Railway Co. Ltd., Class H (ADR) (People's Republic of China     286,400    1.915    1.92



Miscellaneous- 389.08%
Other equity securities in initial period of acquisition                           389.066  389.08
                                                                                 -----------------

TOTAL EQUITY SECURITIES (cost: $13,969.591 million)                              15,562.6015562.60
                                                                                 -----------------

BONDS
                                                                       Principal
                                                                          Amount
                                                                      (Millions)
Argentinean Government- 23.46%
Argentina 11.375% January 2017                                           $14.500    13.340   13.34
Argentina 11.75% February 2007                                         ARP14.000    10.117   10.12



Broadcasting & Publishing- 13.60%
Grupo Televisa, SA 0%/13.25% May 2008 (4)                                $20.000    13.600   13.60
                                                                                 -----------------

TOTAL BONDS (cost: $43.606 million)                                                 37.057   37.06
                                                                                 -----------------

                                                                       Principal   Market Percent
                                                                          Amount    Value  of Net
SHORT-TERM SECURITIES                                                 (Millions) (Millions Assets

Corporate Short-Term Notes- 1811.74%
Halifax PLC 5.48%-5.49% due 10/7-10/19/98                                 112.000  111.802  111.80
Canada Bills 5.32%-5.47% due 10/19-12/1/98                                106.700  106.177  106.18
Procter & Gamble Co. 5.18%-5.47% due 10/22-12/29/98                       104.900  104.171  104.17
General Electric Capital Services, Inc. 5.18%-5.50% due 10/14-12/7/98     101.300  100.742  100.74
Abbey National North America 5.41%-5.50% due 10/13-12/9/98                100.000   99.330   99.33
Xerox Capital (Europe) PLC 5.49%-5.51% due 10/14-10/20/98                  87.600   87.388   87.39
Commerzbank U.S. Finance Inc. 5.49%-5.52% due 10/16-10/23/98               87.550   87.308   87.31
Daimler-Benz North America Corp. 5.36%-5.50% due 10/14-12/18/98            82.800   82.314   82.31
Deutsche Bank Financial Inc. 5.48%-5.525% due 10/6-10/22/98                80.000   79.853   79.85
General Motors Acceptance Corp. 5.48%-5.50% due 10/15-11/16/98             80.100   79.709   79.71
Toyota Motor Credit Corp. 5.50%-5.51% due 10/9-10/29/98                    78.100   77.902   77.90
American Express Credit Corp. 5.34%-5.49% due 10/29-12/9/98                76.300   75.779   75.78
Ford Credit Europe PLC 5.51%-5.52% due 10/7-10/21/98                       75.000   74.812   74.81
Bank of Montreal 5.47%-5.50% due 10/6/98                                   70.600   70.535   70.54
International Lease Finance Corp. 5.39%-5.50% due 10/6-11/20/98            57.800   57.657   57.66
BP America Inc. 5.32% due 12/14/98                                         57.400   56.781   56.78
Reed Elsevier Inc. 5.31%-5.53% due 11/3-12/15/98 (2)                       51.500   51.072   51.07
ABN AMRO North America Finance Inc. 5.48% due 12/1/98                      50.000   49.551   49.56
Commonwealth Bank of Australia 5.42% due 12/14/98                          50.000   49.459   49.46
Svenska Handelsbanken Inc. 5.33%-5.49% due 11/19-12/14/98                  48.300   47.843   47.85
France Telecom 5.49% due 11/2-11/5/98                                      47.650   47.395   47.40
Rio Tinto America, Inc. 5.50%-5.51% due 10/15-11/12/98 (2)                 46.300   46.142   46.14
Associates Corp. of North America 5.77% due 10/1/98                        45.300   45.293   45.29
Shell Oil Co 5.49% due 10/13/98                                            35.000   34.930   34.93
Electricite de France 5.47%-5.49% due 10/2-10/13/98                        33.900   33.852   33.85
British Gas Capital Inc. 5.50% due 10/20-11/12/98                          30.000   29.841   29.84
Novartis Finance Corp. 5.47%-5.50% due 10/1-10/5/98 (2)                    24.100   24.088   24.09



Certificates of Deposit- 330.01%
Canadian Imperial Bank of Commerce 5.26%-5.46% due 11/17-11/30/98         100.000  100.000  100.00
Westdeutsche Landesbank Girozentrale 5.55%-5.56% due 10/8-10/9/98         100.000  100.000  100.00
Societe Generale 5.52%-5.57% due 10/27-10/30/98                            80.000   80.000   80.01
Svenska Handelsbanken Inc. 5.58% due 10/19/98                              50.000   50.001   50.00



Federal Agency Discount Notes- 324.83%
Fannie Mae 5.11%-5.42% due 10/5-12/15/98                                  173.800  172.770  172.77
Freddie Mac 5.125%-5.44% due 10/1-12/18/98                                152.800  152.062  152.06



Non-U.S. Currency- 7.40%
New Taiwanese Dollar                                                  NT$252.997     7.398    7.40
                                                                                 -----------------

TOTAL SHORT-TERM SECURITIES (cost: $2,475.515 million)                           2,473.957   13.70
                                                                                 -----------------

TOTAL INVESTMENT SECURITIES (cost: $16,488.712 million)                          18,073.6118073.62
Excess of payables over cash and receivables                                        17.060   17.07
                                                                                 -----------------

NET ASSETS                                                                       $18,056.5  100.00
                                                                                 =================

(1) Non-income-producing securities.
(2) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
(3) Valued under procedures established by the Board of Trustees.
(4) Step bond; coupon rate will increase at a later date.

ADR = American Depoistary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements


EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE MARCH 31, 1998

Abitibi-Consolidated
Adidas-Salomon
Banco Itau
Bangkok Bank
Bayer
BPB
Cathay Pacific Airways
Christiania Bank
Cia. Paranaense de Energia - COPEL
COLT Telecom Group
Commonwealth Bank of Australia
Lagardere Groupe
LIGHT-Servicos de Eletricidade
Magyar Tavkozlesi
Matsushita Communication Industrial
Merkantildata
Millicom International Cellular
Mitsubishi Motors
Nissan Motor
Porsche
PT Astra International
Ratin
Royal Bank of Scotland
Siemens
Siliconware Precision Industries
Societa Elettrica Sopracenerina
Swiss Life
Telstra
Unidanmark
Vivendi



EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE MARCH 31, 1998

ABB
Ashanti Goldfields
ASM Lithography
AXA Colonia Konzern
Banco de Santander
Carlton Communications
Edaran Otomobil Nasional
FXF Trust
Imasco
Johnson Electric Holdings
Korea Electric Power
Kyocera
PolyGram
Portugal Telecom
Quebecor Printing
Repsol
Severn Trent
SGL Carbon
Singapore Press Holdings
Societe Generale
Suncor Energy
Taiwan Semiconductor Manufacturing
Teva Pharmaceutical
Unified Energy System of Russia
Unilever
Williams Holdings


EuroPacific Growth Fund                                             (unaudited)
Financial Statements
----------------------------------------------  ---------------  --------------
Statement of Assets and Liabilities
at September 30, 1998                         (dollars in millions)
---------------------------------------------- ----------------   -------------
ASSETS:
Investment securities at market
 (cost: $16,488.712)                                                $18,073.614
Cash                                                                     11.299
Receivables for-
 Sales of investments                                   $54.353
 Sales of fund's shares                                  13.165
 Dividends and accrued interest                          67.457         134.975
                                              ---------------------------------
                                                                     18,219.888
LIABILITIES:
Payables for-
 Purchases of investments                               119.541
 Repurchases of fund's shares                            30.289
 Forward currency contracts                               0.240
 Management services                                      7.126
 Accrued expenses                                         6.138         163.334
                                              ---------------------------------
NET ASSETS AT SEPTEMBER 30, 1998-
 Equivalent to $24.91 per share on
 724,843,062 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                        $18,056.554
                                                                ===============



Statement of Operations                                             (unaudited)
for the six months ended September 30, 1998 (dollars in millions)
----------------------------------------------  ---------------   -------------
INVESTMENT INCOME:
Income:
 Dividends                                             $233.490
 Interest                                                57.607        $291.097
                                              -------------------
Expenses:
 Management services fee                                 48.785
 Distribution expenses                                   23.031
 Transfer agent fee                                       7.852
 Reports to shareholders                                   .537
 Registration statement and prospectus                    1.004
 Postage, stationery and supplies                         1.571
 Trustees' fees                                            .102
 Auditing and legal fees                                   .091
 Custodian fee                                            3.765
 Other expenses                                            .158          86.896
                                              ---------------------------------
 Net investment income                                                  204.201
                                                                ---------------
REALIZED GAIN AND CHANGE IN UNREALIZED
 APPRECIATION ON INVESTMENTS:
Net realized gain                                                       750.295
Net change in unrealized appreciation
 on investments                                      (3,869.771)
Net change in unrealized appreciation
 on forward currency contracts                           (4.062)     (3,873.833)
                                              ---------------------------------
 Net realized gain and change in unrealized
  appreciation on investments                                        (3,123.538)
                                                                ---------------
NET CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                          (2,919.337)
                                                                ===============




-------------------------------------------------------------------------------

Statement of Changes in Net Assets                   Six months      Year ended
(dollars in millions)                          ended 9/30/1998*       3/31/1998
-------------------------------------------------------------------------------
OPERATIONS:
Net investment income                              $    204.201    $    314.266
Net realized gain on investments                        750.295       1,082.594
Net change in unrealized appreciation
 on investments                                      (3,873.833)      2,212.606
                                              ---------------------------------
 Net change in net assets resulting
  from operations                                    (2,919.337)      3,609.466
                                              ---------------------------------

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income                   (151.338)       (294.902)
Distributions from net realized gain on
 investments                                           (345.917)     (1,301.823)
                                              ---------------------------------
 Total dividends and distributions                     (497.255)     (1,596.725)
                                              ---------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold: 71,120,030
 and 177,804,677 shares, respectively                 2,031.939       4,969.746
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 16,377,781 and 58,392,228 shares,
 respectively                                           475.567       1,529.590
Cost of shares repurchased: 83,725,150
 and 142,024,433 shares, respectively                (2,350.543)     (3,932.937)
                                              ---------------------------------

 Net increase in net assets resulting from
  capital share transactions                            156.963       2,566.399
                                              ---------------------------------

TOTAL CHANGE IN NET ASSETS                           (3,259.629)      4,579.140

NET ASSETS:
Beginning of period                                  21,316.183      16,737.043
                                               --------------------------------
End of period (including undistributed
 net investment income:  $124.147
 and $71.284, respectively)                         $18,056.554     $21,316.183
                                              =================================


* Unaudited

See Notes to Financial Statements

               Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the United States.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. NON-U.S. TAXATION

Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

3. FEDERAL INCOME TAXATION

It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of September 30, 1998, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $1,583,989,000, net of accumulated deferred taxes totaling $913,000 on unrealized appreciation of Indian securities, of which $4,037,588,000 related to appreciated securities and $2,452,686,000 related to depreciated securities. During the six months ended September 30, 1998, the fund realized, on a tax basis, a net capital gain of $743,082,000 on securities transactions.

Net gains related to non-U.S. currency and other transactions of $7,213,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $16,568,587,000 at September 30, 1998.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $48,785,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.45% of such assets in excess of $10.5 billion but not exceeding $17.0 billion; and 0.445% of such assets in excess of $17.0 billion.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended September 30, 1998, distribution expenses under the Plan were $23,031,000. As of September 30, 1998, accrued and unpaid distribution expenses were $3,058,000.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $7,852,000. American Funds Distributors, Inc.
(AFD), the principal underwriter of the fund's shares, received $3,724,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1998, aggregate amounts deferred and earnings thereon were $470,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,591,992,000 and $3,158,648,000, respectively, during the six months ended September 30, 1998.

As of September 30, 1998, accumulated undistributed net realized gain on investments and accumulated currency losses were $740,671,000 and paid-in capital was $14,881,548,000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $3,765,000 includes $69,000 that was paid by these credits rather than in cash.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended September 30, 1998, such non-U.S. taxes were $27,857,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes, on a book basis, were $1,777,000 for the six months ended September 30, 1998.

At September 30, 1998, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                             Contract Amounts        U.S. Valuation at 9/30/98
                                                                  Unrealized
                                                                 Appreciation
                            Non-U.S.       U.S.       Amount    (Depreciation)
Australian Dollar
expiring 12/21/98         A$8,000,000   $4,732,000   $4,749,000   $(17,000)

Brazilian Real
expiring 10/6/98          R$72,468,000   58,750,000  60,713,000  )1,963,000)

Japanese Yen
expiring 10/9/98 to
9/21/99                   Y11,519,300,000  88,235,000  86,495,000  1,740,000

                                          151,717,000  151,957,000  $(240,000)

Per-Share Data and Ratios
                                 Six monthsYear ended
                                     ended  March 31

                                 9/30/98 (1     1998     1997    1996     1995     1994

Net Asset Value, Beginning
 of Period                          $29.56   $26.70   $24.28  $20.89   $21.95   $17.64
                                 --------------------------------------------------------
 Income From Investment
  Operations:
  Net investment income                .28      .45      .46     .46      .35      .24
  Net realized gain and change
   in unrealized appreciation
   on investments                    (4.24)    4.79     3.28    3.63     (.19)     4.37
                                 -------------------------------------------------------
   Total income (loss) from
    investment operations            (3.96)    5.24     3.74    4.09      .16     4.61
                                 -------------------------------------------------------
 Less Distributions:
  Dividends from net investment
   income                             (.21)   (.433)    (.41)   (.49)   (.317)   (.187)
  Dividends from net realized
   non-U.S. currency gains (2)           -    (.017)    (.03)      -    (.003)   (.043)
  Distributions from net
   realized gains                     (.48)   (1.93)    (.88)   (.21)    (.90)    (.07)
                                 -------------------------------------------------------
   Total distributions                (.69)   (2.38)   (1.32)   (.70)   (1.22)    (.30)
                                 -------------------------------------------------------
Net Asset Value, End of Period    $ 24.91    $ 29.56  $ 26.70  $ 24.28 $ 20.89  $  21.95
                                 =======================================================

Total Return (3)                 (13.73)% (4) 20.97%   15.88%  19.84%     .71%   26.27%


Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                    $18,057  $21,316  $16,737 $12,335   $8,588   $6,429
 Ratio of expenses to average
  net assets                      .42% (4)      .86%     .90%    .95%     .97%     .99%
 Ratio of net income to average
  net assets                     1.00% (4)     1.64%    1.77%   2.09%    1.80%    1.13%
 Portfolio turnover rate         14.06% (4)   30.51%   25.82%  21.77%   16.02%   21.37%


(1) Unaudited

(2) Realized non-U.S. currency
 gains are treated as ordinary
 income for federal income tax
 purposes.

(3) Excludes maximum sales charge
 of 5.75%.

(4) Based on operations for the
 period shown and, accordingly,
 not representative of a full year.


THE AMERICAN FUNDS GROUP(R)

SHAREHOLDER SERVICES

SERVICES TO MATCH YOUR LIFESTYLE

AMERICAN FUNDSLINE(R) AND FUNDSLINE ONLINE(SM) - Use our 24-hour phone service or visit our Web site to get fund information and handle a variety of transactions - all on your timetable.

AMERICAN FUNDSLINK(SM) - Link your American Funds accounts with your bank account. You can have fund dividends or automatic fund withdrawals deposited directly into your bank account. Or you can invest money directly from your bank account into your fund account on either a systematic or on-demand basis.

OTHER AUTOMATIC TRANSACTIONS - You can reinvest dividends into the same fund or another fund, make withdrawals, and exchange shares between funds - quarterly, monthly or during the months you specify.

DIVIDEND AND CAPITAL GAIN OPTIONS - Use your dividend and capital gain distributions to meet your changing needs. You may:

* Automatically reinvest distributions back into the fund at no sales charge.

* Cross-reinvest dividends into another fund at no sales charge. (Certain restrictions apply.)

* Have dividends mailed or sent electronically to you or to someone else.

EXCHANGE PRIVILEGES - When it's time to adjust your portfolio to meet your changing investment goals, you can easily exchange shares from one American Fund to another - usually without paying a sales charge. Certain restrictions apply and there generally are tax consequences. Please consult your financial adviser and read the prospectus before you exchange shares.

QUESTIONS? - For more information about these services or any of the American Funds, please read a current prospectus, which you may obtain from your financial adviser or our Web site.

THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.

TO CONTACT AMERICAN FUNDS:

* Shareholder Services Representative, toll-free, 8 a.m. to 8 p.m. ET - 800/421-0180
* American FundsLine, toll-free 24-hour voice response service - 800/325-3590
* FundsLine OnLine, Web site - www.americanfunds.com
* By mail - Write to the service center nearest you. (If you live outside the U.S., please write to the Western Service Center.)
[map of the United States broken into service center areas]

WESTERN
SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

WEST CENTRAL
SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas 78265-9522

EAST CENTRAL
SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana 46206-6007

EASTERN
SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia 23501-2280

Offices of the fund and of the investment adviser, Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of EuroPacific Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1998, this report must be accompanied by an American Funds Group Quarterly Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Printed on recycled paper
Litho in USA BDA/GRS/3982
Lit. No. EUPAC-013-1198